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                                                                    Exhibit 21.1


                        DIRECT AND INDIRECT SUBSIDIARIES
                                       OF
                             COGENTRIX ENERGY, INC.

COGENTRIX ENERGY, INC. (NC)
---------------------------
     COGENTRIX DELAWARE HOLDINGS, INC. (DE)
          Cogentrix Holdings Corporation (NC)
               Cogentrix of Richmond, Inc. (NC)
               Cogentrix of Rocky Mount, Inc. (NC)
               Cogentrix, Inc. (NC)
                    Cogentrix Eastern Carolina Corporation (NC)
                    Cogentrix of North Carolina Holdings, Inc. (NC)
                         Cogentrix of North Carolina, Inc. (NC)
                         Roxboro/Southport I, Inc. (NC)
                              Roxboro/Southport General Partnership (NC)*
                                   Roxboro Owner Trust
                                   Southport Owner Trust
                         Roxboro/Southport II, Inc. (NC)
                    Cogentrix of Virginia, Inc. (VA)
                         James River Cogeneration Company (NC)*
                    Cogentrix Virginia Leasing Corporation (NC)
                    Cogentrix of Pennsylvania, Inc. (DE)
                    ReUse Technology, Inc. (NC) (doing business as
                      RT Soil Sciences)
                    Cogentrix - Mexico, Inc. (NC)
                         Cogeneracion Mexicana, S.A. de C.V. (Mexico)*
                    CI Properties, Inc. (NC)
                         Toquop Energy, Inc. (NV)
                    Cogentrix of Asia Pte Ltd. (Singapore)
          Cogentrix of Lawrence County, Inc. (DE)
               Cogentrix Lawrence County, LLC (DE)*
          Cogentrix Jackson County Holdings, Inc. (DE)
               Jackson County Power, LLC (DE)
          Cogentrix Caledonia Holdings I, Inc. (DE)
          Cogentrix Caledonia Holdings II, Inc. (DE)
               Caledonia Generating, LLC (DE)*
          Cogentrix Hartburg Power I, Inc. (DE)
          Cogentrix Hartburg Power II, Inc. (DE)
               Hartburg Power, LP (DE)*
          Cogentrix of Oklahoma, Inc. (DE)
               Green Country Energy, LLC (DE)
               Green Country Operating Services, LLC (DE)
          Cogentrix Southaven Holdings, Inc. (DE)
          Cogentrix Southaven Holdings II, Inc. (DE)
               Southaven Power LLC (DE)*
               Cogentrix Southaven Funding, LLC (DE)*
               Southaven Operating Services, LLC (DE)
          Cogentrix Bonnie Mine Holdings, Inc. (DE)
               Bonnie Mine Energy, LLC (DE)
          Cogentrix Ouachita Holdings, Inc. (DE)
               Ouachita Power, LLC (DE)
               Ouachita Operating Services, LLC (DE)
          Cogentrix Acadia Holdings, Inc. (DE)
               Cogentrix of Acadia, LLC (DE)
          Cogentrix Blount County Holdings, Inc. (DE)
               Blount County Energy, LLC (DE)
          Cogentrix Henry County Holdings, Inc. (DE)
               Henry County Power, LLC (DE)


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          Cogentrix/Batesville Holdings, Inc. (DE)
               Cogentrix/Batesville, Inc. (DE)
               Cogentrix Batesville Operations, LLC (DE)*
               Cogentrix/Batesville, LLC (DE)*
                    LSP-Batesville Holdings, LLC (DE)*
                         LSP Batesville Funding Corporation (DE)*
                         LSP Energy, Inc. (DE)
                         LSP Energy Limited Partnership (DE)*
          Cogentrix Eastern America, Inc. (DE)
               Cogentrix/Logan, Inc. (DE)
               Cogentrix/Northampton, Inc. (DE)
               Cogentrix/Carney's Point, Inc. (DE)
               Cogentrix/Scrubgrass, Inc. (DE)
               Palm Power Corporation (DE)
                    Thaleia, LLC (DE)
               Cedar Power Corporation (DE)
                    Cedar I Power Corporation (DE)
                    Cedar II Power Corporation (DE)
               Hickory Power Corporation (DE)
               Birch Power Corporation (PA)
               Panther Creek Leasing, Inc. (DE)
          Arcanum, Inc. (DE)
          Cogentrix Energy Power Marketing, Inc. (NC)
          Cogentrix of Latin America, Inc. (NC)
          Cogentrix of Vancouver, Inc. (NC)
          Cogentrix Mid-America, Inc. (DE)
               Floriculture, Inc. (DE)
               Cogentrix Cottage Grove, LLC (DE)
                    LSP-Cottage Grove, Inc. (DE)
                    LSP-Cottage Grove, LP (DE)*
                         LS Power Funding Corporation (DE)
               Cogentrix Whitewater, LLC (DE)
                    LSP-Whitewater I, Inc. (DE)
                    LSP-Whitewater Limited Partnership (DE)*
                         LS Power Funding Corporation (DE)
          Cogentrix of Rathdrum, Inc. (NC)
               Rathdrum Construction Company, Inc. (DE)
               Rathdrum Operating Services Company, Inc. (DE) Rathdrum Power, LLC (DE)*
          Cogentrix of Birchwood I, Inc. (DE)
          Cogentrix of Birchwood II, Inc. (DE)
               Cogentrix/Birchwood One Partners (DE)*
                    Cogentrix/Birchwood Two, L.P. (DE)*

     COGENTRIX INTERNATIONAL HOLDINGS, INC. (DE)
          Cogentrix International, Ltd. (Grand Cayman)
               La Compania de Electricidad de San Pedro de Macoris
                 (Grand Cayman)*
               Cogera Cogeracao e Comercializacao de Energia Ltda. (Brazil)* Cogentrix de la Republica Dominicana (Grand Cayman)
          Cogentrix of Brazil, Inc. (DE)
               Cogentrix do Brasil Ltda. (Brazil)*
          Liberty Power/Cogentrix Bolivia, Inc. (DE)
          Cogentrix International Holdings, BV (Netherlands)
               Yellow Sea Cogeneration Company (Mauritius)*
               Cogentrix Mauritius Company (Mauritius)*
               Mangalore Energy Company, LTD (Mauritius)*

(PARTNERSHIPS DENOTED BY ASTERISK)